EATON VANCE TAX-MANAGED GLOBAL SMALL-CAP FUND
Supplement to Summary Prospectus dated March 1, 2015 as revised September 15, 2015

The following replaces “Management”:

Management

Investment Adviser.  Boston Management and Research (“BMR”).

Investment Sub-Adviser.  Eaton Vance Management (International) Limited (“EVMI”).

Portfolio Managers

Aidan M. Farrell (lead portfolio manager), Vice President of EVMI, has managed the Portfolio since August 2015.

Patrick J. O’Brien, Vice President of BMR, has managed the Portfolio since November 2013.

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